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                               AGREEMENT TO EXTEND
                          AMENDED EMPLOYMENT AGREEMENT
               BETWEEN THE WARNACO GROUP, INC. AND ANTONIO ALVAREZ

         WHEREAS, The Warnaco Group, Inc., its divisions and subsidiaries ("Warnaco"), and Antonio Alvarez ("Employee") entered into that certain Amended Employment Agreement (the "Employment Agreement") dated as of June 11, 2001 and approved by order of the United States Bankruptcy Court in Warnaco's chapter 11 cases (the "Cases") entered on February 21, 2002; and

         WHEREAS, pursuant to sections 2(e) and 20(f) of the Employment Agreement, Warnaco and Employee wish to extend the Employment Period and amend the Expiration Date (as both terms are defined in the Employment Agreement) as set forth below.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         1. The Employment Period shall be extended, and the Expiration Date shall be amended, to the date which is the earlier of (i) April 30, 2003, and
(ii) the effective date of a confirmed plan or plans of reorganization for all or substantially all of the debtors in the Cases.

         2. Except as set forth above, the parties hereto acknowledge and agree that all of the terms and provisions of the Employment Agreement are unchanged and ratified.

         IN WITNESS WHEREOF, each of Warnaco and Employee has executed this Agreement, in the case of Warnaco by its duly authorized officer, as of July 16, 2002.


Dated: July 16, 2002                  THE WARNACO GROUP, INC., for itself and
                                      its divisions, subsidiaries and affiliates


                                      By: /s/ Stanley P. Silverstein
                                         ---------------------------------------
                                         Name:  Stanley P. Silverstein
                                         Title: Vice President

Dated:   July 16, 2002                EMPLOYEE


                                      By: /s/ Antonio Alvarez
                                         ---------------------------------------
                                            Antonio Alvarez